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                                                                    EXHIBIT 23.3

                               CONSENT OF COUNSEL

     The undersigned hereby consents to the use of our name and the statement with respect to us appearing under the heading "Experts" in Amendment No. 1 to the Registration Statement on Form S-1 of of Trimeris, Inc.

                                         /s/       PENNIE & EDMONDS LLP

                                                  PENNIE & EDMONDS LLP

New York, New York
August 27, 1997